Madison Funds
Supplement dated May 20, 2016

This Supplement amends the Prospectus of the Madison Funds dated February 29, 2016, and the Summary Prospectuses for the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement 2050 Funds dated February 29, 2016.

Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement 2050 Fund

Principal Investment Strategies

Effective immediately, on each fund summary page, under the heading “Principal Investment Strategies,” the second sentence in the first paragraph is deleted and replaced with the following:
Over time, the fund’s asset allocation will become more conservative until it reaches approximately 10-30% in stock funds and
70-90% in bond funds as illustrated in the chart below.

Please keep this Supplement with your records.

MF-STATPRO-SUP 0509